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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 26, 1998

                        MOBILEMEDIA COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                  33-68840                 22-3379712
     (State or other         (Commission File No.)         (IRS Employer
      jurisdication                                     Identification No.)
    of incorporation)

            Fort Lee Executive Park, One Executive Drive, Suite 500,
                           Fort Lee, New Jersey 07024
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (201) 224-9200
              (Registrant's telephone number, including area code)


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        (Former name or former address, if changed since last report)


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Item 5.  Other Events.

     On August 20, 1998, MobileMedia Corporation and MobileMedia Communications, Inc. issued the press release filed herewith as Exhibit 99.1, announcing a definitive merger agreement for Arch Communications Group, Inc. to acquire MobileMedia Corporation.


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            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 26, 1998               MOBILEMEDIA COMMUNICATIONS, INC.

                                    By: /s/ David R. Gibson
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                                        David R. Gibson
                                        Senior Vice President and
                                        Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                                                 Page
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99.1        Press Release










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